                                                                 EXECUTION COPY


-------------------------------------------------------------------------------


                      AMENDED AND RESTATED SECURITY AGREEMENT
                  (Amending and Restating the Security Agreement
                           dated as of December 3, 1996)


                                       among


                              ARCADIA FINANCIAL LTD.,


                         ARCADIA RECEIVABLES FINANCE CORP.,


                         ARCADIA RECEIVABLES CONDUIT CORP.,


                   ARCADIA AUTOMOBILE RECEIVABLES WAREHOUSE TRUST


                         FINANCIAL SECURITY ASSURANCE INC.,


               BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION


                                        and


                   NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION,
                    as Indenture Trustee and as Collateral Agent


                             Dated as of July 21, 1998

-------------------------------------------------------------------------------

                                 TABLE OF CONTENTS


                                                                    PAGE
                                                                    ----
                                    ARTICLE I
                                   DEFINITIONS
Section 1.1.   Defined Terms. . . . . . . . . . . . . . . . . . . . .  2
Section 1.2.   Rules of Interpretation. . . . . . . . . . . . . . . .  4

                                     ARTICLE II
                                   THE COLLATERAL

Section 2.1.   Grant of Security Interest by the Issuer . . . . . . .  4
Section 2.2.   No Transfer of Duties. . . . . . . . . . . . . . . . .  5
Section 2.3.   Termination and Release of Rights. . . . . . . . . . .  5
Section 2.4.   Effectiveness. . . . . . . . . . . . . . . . . . . . .  6

                                    ARTICLE III
                                THE COLLATERAL AGENT


Section 3.1.   Appointment and Powers . . . . . . . . . . . . . . . .  6
Section 3.2.   Performance of Duties. . . . . . . . . . . . . . . . .  7
Section 3.3.   Limitation on Liability. . . . . . . . . . . . . . . .  7
Section 3.4.   Reliance upon Documents. . . . . . . . . . . . . . . .  7
Section 3.5.   Successor Collateral Agent . . . . . . . . . . . . . .  8
Section 3.6.   Indemnification. . . . . . . . . . . . . . . . . . . .  9
Section 3.7.   Compensation and Reimbursement . . . . . . . . . . . .  9
Section 3.8.   Representations and Warranties of the Collateral Agent  9
Section 3.9.   Waiver of Setoffs. . . . . . . . . . . . . . . . . . . 10
Section 3.10.  Control by the Controlling Party . . . . . . . . . . . 10

                                     ARTICLE IV
                              COVENANTS OF THE ISSUER

Section 4.1.   Preservation of Collateral . . . . . . . . . . . . . . 10
Section 4.2.   Notices. . . . . . . . . . . . . . . . . . . . . . . . 11
Section 4.3.   Waiver of Stay or Extension Laws; Marshalling of
               Assets . . . . . . . . . . . . . . . . . . . . . . . . 11
Section 4.4.   Noninterference, Etc.. . . . . . . . . . . . . . . . . 11
Section 4.5.   Issuer Changes . . . . . . . . . . . . . . . . . . . . 11

                                 TABLE OF CONTENTS
                                    (continued)



                                                                    PAGE
                                                                    ----


                                     ARTICLE V
                    CONTROLLING PARTY; INTERCREDITOR PROVISIONS

Section 5.1.   Appointment of Controlling Party . . . . . . . . . . . 12
Section 5.2.   Controlling Party's Authority. . . . . . . . . . . . . 12
Section 5.3.   Rights of Secured Parties. . . . . . . . . . . . . . . 13
Section 5.4.   Degree of Care . . . . . . . . . . . . . . . . . . . . 13

                                     ARTICLE VI
                               REMEDIES UPON DEFAULT

Section 6.1.   Remedies upon a Default. . . . . . . . . . . . . . . . 14
Section 6.2.   Restoration of Rights and Remedies . . . . . . . . . . 15
Section 6.3.   No Remedy Exclusive. . . . . . . . . . . . . . . . . . 16

                                   ARTICLE VIII
                                   MISCELLANEOUS

Section 7.1.   Further Assurances . . . . . . . . . . . . . . . . . . 16
Section 7.2.   Waiver . . . . . . . . . . . . . . . . . . . . . . . . 16
Section 7.3.   Amendments; Waivers. . . . . . . . . . . . . . . . . . 16
Section 7.4.   Severability . . . . . . . . . . . . . . . . . . . . . 17
Section 7.5.   Nonpetition Covenant . . . . . . . . . . . . . . . . . 17
Section 7.6.   Notices. . . . . . . . . . . . . . . . . . . . . . . . 17
Section 7.7.   Term of this Security Agreement. . . . . . . . . . . . 20
Section 7.8.   Assignments; Third-Party Rights; Reinsurance . . . . . 20
Section 7.9.   Consent of Controlling Party . . . . . . . . . . . . . 20
Section 7.10.  Trial by Jury Waived . . . . . . . . . . . . . . . . . 21
Section 7.11.  Governing Law. . . . . . . . . . . . . . . . . . . . . 21
Section 7.12.  Consents to Jurisdiction . . . . . . . . . . . . . . . 21
Section 7.13.  Limitation of Liability. . . . . . . . . . . . . . . . 21
Section 7.14.  Determination of Adverse Effect. . . . . . . . . . . . 22
Section 7.15.  Counterparts . . . . . . . . . . . . . . . . . . . . . 22
Section 7.16.  Headings . . . . . . . . . . . . . . . . . . . . . . . 22

                                 TABLE OF CONTENTS
                                    (continued)


                                                                    PAGE
                                                                    ----

Section 7.17.  Limited Recourse . . . . . . . . . . . . . . . . . . . 22
Section 7.18.  Respective Rights of the Issuer and the Secured
               Parties in the Collateral. . . . . . . . . . . . . . . 22

                      AMENDED AND RESTATED SECURITY AGREEMENT


          AMENDED AND RESTATED SECURITY AGREEMENT, dated as of July 21, 1998, by and among ARCADIA FINANCIAL LTD., a Minnesota corporation ("AFL"), ARCADIA RECEIVABLES FINANCE CORP., a Delaware corporation (the "Seller"), ARCADIA RECEIVABLES CONDUIT CORP., a Delaware corporation (the "Original Issuer"), ARCADIA AUTOMOBILE RECEIVABLES WAREHOUSE TRUST, a Delaware business trust (the "Issuer"), FINANCIAL SECURITY ASSURANCE INC., a New York stock insurance company (the "Security Insurer"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION (the "Administrative Agent") and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as collateral agent (in such capacity, the "Collateral Agent") and as indenture trustee (in such capacity, the "Indenture Trustee").

                                 W I T N E S E T H

          WHEREAS, pursuant to the Amended and Restated Receivables Purchase Agreement and Assignment dated as of July 21, 1998 (the "Purchase Agreement") between AFL and the Seller, AFL is selling to the Seller from time to time all of its right, title and interest in and to certain Receivables and the other property specified therein; and

          WHEREAS, pursuant to the Amended and Restated Sale and Servicing Agreement dated as of July 21, 1998 (the "Sale and Servicing Agreement"), among the Seller, the Issuer, the Original Issuer, AFL, in its individual capacity and as Servicer, Bank of America National Trust and Savings Association, as RCC Agent and as Administrative Agent, Morgan Guaranty Trust Company of New York, as DFC Agent, and Norwest Bank Minnesota, National Association, as Backup Servicer, Indenture Trustee and Collateral Agent, the Seller is selling to the Issuer from time to time all of its right, title and interest in and to certain Receivables and the other property specified therein; and

          WHEREAS, pursuant to the Amended and Restated Indenture dated as of July 21, 1998 (the "Indenture"), between the Issuer and the Indenture Trustee, the Issuer is issuing from time to time its Floating Rate Variable Funding Automobile Receivables-Backed Notes (the "Notes"); and

          WHEREAS, the Seller has requested that the Security Insurer issue the Note Policy to the Indenture Trustee to guarantee payment of the Scheduled Payments (as defined in such Note Policy) on each Distribution Date in respect of the Notes; and

          WHEREAS the parties hereto (other than the Issuer) have entered into a Security Agreement dated as of December 3, 1996 (as amended and in effect on the date hereof, the "Original Security Agreement"), and the parties hereto wish to replace the Original Issuer with the Issuer hereunder and to amend and restate the Original Security Agreement as herein provided;

          NOW THEREFORE, in order to secure the performance of the Secured Obligations and for other good and valuable consideration, the adequacy, receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:


                                     ARTICLE I

                                    DEFINITIONS

          Section 1.1.   DEFINED TERMS.

     Terms defined in the Sale and Servicing Agreement (including by way of reference to other documents), unless otherwise defined herein, shall have such defined meanings when used herein, and the following terms shall have such following meanings:


          "AUTHORIZED OFFICER" shall mean, (i) with respect to Financial Security, the Chairman of the Board, the President, the Chief Executive Officer, Chief Operating Officer, or any Managing Director of Financial Security, (ii) with respect to the Indenture Trustee or the Collateral Agent, any Vice President or Trust Officer thereof, (iii) with respect to either AFL or the Seller, the President, any Vice President or the Treasurer thereof and
(iv) with respect to the Issuer, any officer of the Owner Trustee who is authorized to act for the Owner Trustee in matters relating to the Issuer and who is identified on the list of Authorized Officers delivered by the Owner Trustee to the Indenture Trustee on the Effective Date (as such list may be modified or supplemented from time to time thereafter).

          "COLLATERAL" shall have the meaning assigned to such term in Section 2.1(a) hereof.

          "COLLATERAL AGENT" shall mean, initially, Norwest Bank Minnesota, National Association, in its capacity as Collateral Agent on behalf of the Secured Parties, including its successors in interest, until a successor Person shall have become the Collateral Agent pursuant to Section 3.1, and thereafter "Collateral Agent" shall mean such successor Person.

          "CONTROLLING PARTY" shall mean at any time the Person designated as the Controlling Party at such time pursuant to Section 5.1.

          "EFFECTIVE DATE" shall mean July 21, 1998.

          "FINAL TERMINATION DATE" shall mean the date that is the later of (i) the Insurer Termination Date and (ii) the Trustee Termination Date.

          "INSURER SECURED OBLIGATIONS" shall mean all amounts and obligations that may at any time be owed or required to be performed to or on behalf of the Security Insurer (or any agents, accountants or attorneys for the Security Insurer), including the Security Insurer as third party beneficiary, under the Insurance Agreement or under any other Transaction Document, regardless of whether such amounts are owed or performance is due now or in the future, whether liquidated or unliquidated, contingent or non-contingent.

          "INSURER TERMINATION DATE" shall mean the date that is the latest of
(i) the date of the expiration of the Note Policy, (ii) the date on which the Security Insurer shall have received payment and performance in full of all Insurer Secured Obligations and (iii) the latest date on which any payment referred to in clause (ii) above could be avoided as a preference under the United States Bankruptcy Code or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization, as specified in an Opinion of Counsel delivered to the Collateral Agent.

          "NON-CONTROLLING PARTY" shall mean at any time a Secured Party that is not the Controlling Party at such time.

          "OPINION OF COUNSEL" shall mean a written opinion of counsel acceptable, as to form, substance and issuing counsel, to the Controlling Party.

          "PROCEEDING" means any suit in equity, action at law or other judicial or administrative proceeding.

          "SECURED OBLIGATIONS" shall mean the Insurer Secured Obligations and the Trustee Secured Obligations.

          "SECURED PARTIES" shall mean each of the Indenture Trustee, in respect of the Trustee Secured Obligations, and the Security Insurer, in respect of the Insurer Secured Obligations.

          "SECURITY AGREEMENT" shall mean, prior to the Effective Date, the Original Security Agreement; and from and after the Effective Date, this Amended and Restated Security Agreement, as the same may from time to time be amended, supplemented, waived or modified.

          "TRANSACTION DOCUMENTS" shall mean the Indenture, this Security Agreement, the Sale and Servicing Agreement, the Trust Agreement, the Administration Agreement, the Note Purchase Agreement, the Purchase Agreement and any Assignment Agreements (but only with respect to the Collateral), the Spread Account Agreement, the Insurance Agreement, the Custodian Agreement and the Lockbox Agreement.

          "TRUSTEE SECURED OBLIGATIONS" shall mean all amounts and obligations that the Issuer may at any time owe or be required to perform to or for the benefit of the Indenture Trustee or the Noteholders under the Indenture.

          "TRUSTEE TERMINATION DATE" shall mean the date on which the Indenture Trustee shall have received on behalf of the Noteholders payment and performance in full of all Trustee Secured Obligations.

          "UNIFORM COMMERCIAL CODE" or "UCC" shall mean, with respect to any jurisdiction, the Uniform Commercial Code, or any successor statute, or any comparable law, as the same may from time to time be amended, supplemented or otherwise modified and in effect.

          Section 1.2. RULES OF INTERPRETATION. The terms "hereof," "herein" or "hereunder," unless otherwise modified by more specific reference, shall refer to this Security Agreement in its entirety. Unless otherwise indicated in context, the terms "Article" or "Section" shall refer to an Article or Section of this Security Agreement. The definition of a term shall include the singular, the plural, the past, the present, the future, the active and the passive forms of such terms.


                                     ARTICLE II

                                   THE COLLATERAL

          Section 2.1.   GRANT OF SECURITY INTEREST BY THE ISSUER.

          (a) The Issuer hereby grants to the Collateral Agent at the Effective Date and on each Purchase Date, on behalf of and for the benefit of the Secured Parties to secure the performance of the respective Secured Obligations, a security interest in all of the Issuer's right, title and interest, whether now owned or hereafter acquired, in and to all accounts, contract rights, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and authenticated securities consisting of, arising from or relating to any of the following property: (i) the Receivables; (ii) the Other Conveyed Property related thereto; (iii) the rights of the Seller under the Purchase Agreement and each Assignment Agreement assigned to the Issuer pursuant to the Sale and Servicing Agreement, including the right to cause AFL to repurchase Receivables from Seller under certain circumstances; (iv) all amounts required to be deposited, or deposited, or delivered to the Collateral Agent for deposit, to the Collection Account by the Seller in respect of the WAC Deficiency Amount or the Collateral Test; (v) all funds on deposit from time to time in the Secured Accounts, and in all investments and proceeds thereof (including all income thereon); (vi) the Sale and Servicing Agreement; and (vii) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any and all of the foregoing, including all proceeds of the conversion, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivables, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in theproceeds of any of the foregoing (collectively, the "Collateral").

          The Collateral Agent, for the benefit of the Indenture Trustee on behalf of the Holders of the Notes and for the benefit of the Security Insurer acknowledges such grant of a security interest.

          (b) In order to effectuate the provisions and purposes of this Security Agreement, including for the purpose of perfecting the security interests granted hereunder, the Issuer represents and warrants that it has, prior to the execution of this Security Agreement, executed and filed appropriate UCC-1 financing statements in Minnesota and Delaware sufficient to ensure that the Collateral Agent, as agent for the Secured Parties, has a first priority perfected security interest in all of the Collateral that can be perfected by the filing of a financing statement.

          Section 2.2. NO TRANSFER OF DUTIES. The security interests granted hereby are granted as security only and shall not (i) transfer or in any way affect or modify, or relieve the Issuer from, any obligation to perform or satisfy any term, covenant, condition or agreement to be performed or satisfied by the Issuer under or in connection with this Security Agreement or any other Transaction Document to which it is a party or (ii) impose any obligation on any of the Secured Parties or the Collateral Agent to perform or observe any such term, covenant, condition or agreement or impose any liability on any of the Secured Parties or the Collateral Agent for any act or omission on its part relative thereto or for any breach of any representation or warranty on its part contained therein or made in connection therewith except, in each case, to the extent specifically provided herein and in the other Transaction Documents.

          Section 2.3.   TERMINATION AND RELEASE OF RIGHTS.

          (a) On the Insurer Termination Date, the rights, remedies, powers, duties, authority and obligations conferred upon the Security Insurer pursuant to this Security Agreement in respect of the Collateral shall terminate and be of no further force and effect and all rights, remedies, powers, duties, authority and obligations of the Security Insurer with respect to the Collateral shall be automatically released; PROVIDED, that any indemnity provided to or by the Security Insurer herein shall survive such Insurer Termination Date. If the Security Insurer is acting as Controlling Party on the Insurer Termination Date, the Security Insurer agrees, at the expense of AFL, to execute and deliver such instruments as the successor Controlling Party may reasonably request to effectuate such release, and any such instruments so executed and delivered shall be fully binding on the Security Insurer and any Person claiming by, through or under the Security Insurer.

          (b) On the Trustee Termination Date, the rights, remedies, powers, duties, authority and obligations, if any, conferred upon the Indenture Trustee pursuant to this Security Agreement in respect of the Collateral shall terminate and be of no further force and effect and all such rights, remedies, powers, duties, authority and obligations of the Indenture Trustee with respect to such Collateral shall be automatically released; PROVIDED, that any indemnity provided to the Indenture Trustee herein shall survive such Trustee Termination Date. If the Indenture Trustee is acting as Controlling Party on the related Trustee Termination Date, the Indenture Trustee agrees, at the expense of AFL, to execute and deliver such instruments as AFL may reasonably request to effectuate such release, and any such instruments so executed and delivered shall be fully binding on the Indenture Trustee.

          (c) On the Final Termination Date, the rights, remedies, powers, duties, authority and obligations conferred upon the Collateral Agent and each Secured Party pursuant to this Security Agreement shall terminate and be of no further force and effect and all rights, remedies, powers, duties, authority and obligations of the Collateral Agent and each Secured Party with respect to the Collateral shall be automatically released. On the Final Termination Date, the Collateral Agent and each Secured Party agrees, at the expense of AFL, to execute such instruments of release, in recordable form if necessary, in favor of the Seller or AFL as the Seller or AFL may reasonably request, to deliver any Collateral in its possession to the Issuer, and to otherwise release the lien of this Security Agreement and release and deliver to the Issuer the Collateral.

          (d) To the extent required of the Issuer and its assignees by the terms of any Transaction Document and permitted by the terms hereof, each of the Collateral Agent and the Controlling Party shall, and otherwise upon the prior written instructions of an Authorized Officer of the Controlling Party, the Collateral Agent shall, at the expense of AFL take (in each case) such steps as may be necessary, or as the Issuer, in a manner consistent with the Transaction Documents, may reasonably request, to release the interests of the Secured Parties in the Collateral, including but not limited to redelivering and reassigning to the Issuer any releases necessary to permit the Issuer to release its interest in the Collateral in accordance with the terms thereof and of the Sale and Servicing Agreement.

          Section 2.4.   EFFECTIVENESS.

          This Amended and Restated Security Agreement amends and restates the Original Security Agreement, and on the Effective Date replaces the Original Security Agreement and substitutes the Issuer for the Original Issuer, in each case without interruption of the parties' performance thereunder or hereunder.



                                    ARTICLE III

                                THE COLLATERAL AGENT

          Section 3.1. APPOINTMENT AND POWERS. Subject to the terms and conditions hereof, each of the Secured Parties hereby appoints Norwest Bank Minnesota, National Association as the Collateral Agent, and Norwest Bank Minnesota, National Association hereby accepts such appointment and agrees to act as Collateral Agent with respect to the Collateral for the Secured Parties, to maintain custody and possession of the Collateral (except as otherwise provided hereunder and under the Custodian Agreement) and to perform the other duties of the Collateral Agent in accordance with the provisions of this Security Agreement. Each Secured Party hereby authorizes the Collateral Agent to take such action on its behalf, and to exercise such rights, remedies, powers and privileges hereunder and under the other Transaction Documents, as the Controlling Party may direct and as are specifically authorized to be exercised by the Collateral Agent by the terms hereof or by the terms of any Transaction Document, together with such actions, rights, remedies, powers and privileges as are reasonably incidental thereto. The Collateral Agent shall act upon and in compliance with the written instructions of the Controlling Party delivered pursuant to this Security Agreement promptly following receipt of such written instructions; PROVIDED, that the Collateral Agent shall not act in accordance with any instructions (i) which are not authorized by, or are in violation of the provisions of, this Security Agreement or any Transaction Document, (ii) which are in violation of any applicable law, rule or regulation or (iii) for which the Collateral Agent has not received reasonable indemnity. Receipt of such instructions shall not be a condition to the exercise by the Collateral Agent of its express duties hereunder or under any Transaction Document, except where this Security Agreement provides that the Collateral Agent is permitted to act only following and in accordance with such instructions.

          Section 3.2. PERFORMANCE OF DUTIES. The Collateral Agent shall have no duties or responsibilities except those expressly set forth in this Security Agreement and the other Transaction Documents to which the Collateral Agent is a party or as directed by the Controlling Party in accordance with this Security Agreement. The Collateral Agent shall not be required to take any discretionary actions hereunder except at the written direction and with the indemnification of the Controlling Party.

          Section 3.3. LIMITATION ON LIABILITY. Neither the Collateral Agent nor any of its directors, officers or employees, shall be liable for any action taken or omitted to be taken by it or them hereunder, or in connection herewith, except that the Collateral Agent shall be liable for its negligence, bad faith or willful misconduct; nor shall the Collateral Agent be responsible for the validity, effectiveness, value, sufficiency or enforceability against the Issuer, the Seller or AFL of this Security Agreement or any of the Collateral (or any part thereof). Notwithstanding any term or provision of this Security Agreement, the Collateral Agent shall incur no liability to the Seller, AFL, the Issuer or the Secured Parties for any action taken or omitted by the Collateral Agent in connection with the Collateral, except for the negligence or willful misconduct on the part of the Collateral Agent, and shall incur no liability to the Seller, AFL, the Issuer or the Secured Parties except for negligence or willful misconduct in carrying out its duties. Subject to Section 3.4, the Collateral Agent shall be protected and shall incur no liability to any such party in relying upon the genuineness of any notice, demand, certificate, signature, instrument or other document reasonably believed by the Collateral Agent to be genuine and to have been duly executed by the appropriate signatory, and (absent actual knowledge to the contrary) the Collateral Agent shall not be required to make any independent investigation with respect thereto. The Collateral Agent shall at all times be free independently to establish to its reasonable satisfaction, but shall have no duty to independently verify, the existence or nonexistence of facts that are a condition to the exercise or enforcement of any right or remedy hereunder or under any of the Transaction Documents. The Collateral Agent may consult with counsel, and shall not be liable for any action taken or omitted to be taken by it hereunder in good faith and in accordance with the written advice of such counsel. The Collaeral Agent shall not be under any obligation to exercise any of the remedial rights or powers vested in it by this Security Agreement or to follow any direction from the Controlling Party unless it shall have received reasonable security or indemnity satisfactory to the Collateral Agent against the costs, expenses and liabilities which might be incurred by it.

          Section 3.4. RELIANCE UPON DOCUMENTS. In the absence of bad faith or negligence on its part, the Collateral Agent shall be entitled to rely on any communication, instrument, paper or other document reasonably believed by it to be genuine and correct and to have been signed or sent by the proper Person or Persons and shall have no liability in acting, or omitting to act, where such action or omission to act is in reasonable reliance upon any statement or opinion contained in any such document or instrument.

               Section 3.5.   SUCCESSOR COLLATERAL AGENT.

          (a) MERGER. Any Person into which the Collateral Agent may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer its trust business and assets as a whole or substantially as a whole, or any Person resulting from any such conversion, merger, consolidation, sale or transfer to which the Collateral Agent is a party, shall (provided it is otherwise qualified to serve as the Collateral Agent hereunder) be and become a successor Collateral Agent hereunder and be vested with all of the title to and interest in the Collateral and all of the trusts, powers, discretions, immunities, privileges and other matters as was its predecessor without the execution or filing of any instrument or any further act, deed or conveyance on the part of any of the parties hereto, anything herein to the contrary notwithstanding, except to the extent, if any, that any such action is necessary to perfect, or continue the perfection of, the security interest of the Secured Parties in the Collateral.


           (b) RESIGNATION. The Collateral Agent and any successor Collateral Agent may resign upon not less than 60 days' prior written notice of such resignation by registered or certified mail to the other Secured Parties and the Seller; PROVIDED, that such resignation shall take effect only upon the date that is the latest of (i) the effective date of the appointment of a successor Collateral Agent and the acceptance in writing by such successor Collateral Agent of such appointment and of its obligation to perform its duties hereunder in accordance with the provisions hereof and
(ii) delivery of the Collateral to such successor to be held in accordance with the procedures specified in this Agreement and the Custodian Agreement. Notwithstanding the preceding sentence, if by the contemplated date of resignation specified in the written notice of resignation delivered as described above no successor Collateral Agent or temporary successor Collateral Agent has been appointed Collateral Agent or become the Collateral Agent pursuant to subsection (d) hereof, the resigning Collateral Agent may petition a court of competent jurisdiction in New York, New York for the appointment of a successor.

          (c) REMOVAL. The Collateral Agent may be removed by the Controlling Party at any time, with or without cause, by an instrument or concurrent instruments in writing delivered to the Collateral Agent, the other Secured Parties and the Seller. A temporary successor may be removed at any time to allow a successor Collateral Agent to be appointed pursuant to subsection (d) below. Any removal pursuant to the provisions of this subsection (c) shall take effect only upon the date that is the latest of (i) the effective date of the appointment of a successor Collateral Agent and the acceptance in writing by such successor Collateral Agent of such appointment and of its obligation to perform its duties hereunder in accordance with the provisions hereof, (ii) delivery of the Collateral to such successor to be held in accordance with the procedures specified in the Sale and Servicing Agreement and (iii) receipt by the Controlling Party of an Opinion of Counsel to the effect described in
Section 4.5.

           (d) ACCEPTANCE BY SUCCESSOR. The Controlling Party shall have the sole right to appoint each successor Collateral Agent. Every temporary or permanent successor Collateral Agent appointed hereunder shall execute, acknowledge and deliver to its predecessor and to each Secured Party and the Seller an instrument in writing accepting such appointment hereunder, and the relevant predecessor shall execute, acknowledge and deliver such other documents and instruments as will effectuate the delivery of all Collateral to the successor Collateral Agent to be held in accordance with the procedures specified in the Sale and Servicing Agreement, whereupon such successor, without any further act, deed or conveyance, shall become fully vested with all the estates, properties, rights, powers, duties and obligations of its predecessor. Such predecessor shall, nevertheless, on the written request of any Secured Party or the Seller, execute and deliver an instrument transferring to such successor all the estates, properties, rights and powers of such predecessor hereunder. In the event that any instrument in writing from the Seller or a Secured Party is reasonably required by a successor Collateral Agent to more fully and certainly vest in such successor the estates, properties, rights, powers, duties and obligations vested or intended to be vested hereunder in the Collateral Agent, any and all such written instruments shall, at the request of the temporary or permanent successor Collateral Agent, be forthwith executed, acknowledged and delivered by the Seller or such Secured Party. The designation of any successor Collateral Agent and the instrument or instruments removing any Collateral Agent and appointing a successor hereunder, together with all other instruments provided for herein, shall be maintained with the records relating to the Collateral and, to the extent required by applicable law, filed or recorded by the successor Collateral Agent in each place where such filing or recording is necessary to effect the transfer of the Collateral to the sucessor Collateral Agent or to protect or continue the perfection of the security interests granted hereunder.

               Section 3.6. INDEMNIFICATION. AFL shall indemnify the Collateral Agent, its directors, officers, employees and agents for, and hold the Collateral Agent, its directors, officers, employees and agents harmless against, any loss, liability or expense (including the costs and expenses of defending against any claim of liability) arising out of or in connection with the Collateral Agent's acting as Collateral Agent hereunder, except such loss, liability or expense as shall result from the negligence, bad faith or willful misconduct of the Collateral Agent or its officers or agents. The obligation of AFL under this Section shall survive the termination of this Agreement and the resignation or removal of the Collateral Agent. The Collateral Agent covenants not to assert any Lien or to take any other action in respect of the Collateral to enforce its rights to indemnification hereunder until the Final Termination Date.

               Section 3.7. COMPENSATION AND REIMBURSEMENT. The Seller agrees for the benefit of the Secured Parties and as part of the Secured Obligations
(a) to pay to the Collateral Agent, from time to time, reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a collateral trustee); and (b) to reimburse the Collateral Agent upon its request for all reasonable expenses, disbursements and advances incurred or made by the Collateral Agent in accordance with any provision of, or carrying out its duties and obligations under, this Security Agreement (including the reasonable compensation and fees and the expenses and disbursements of its agents, any independent certified public accountants and independent counsel), except any expense, disbursement or advances as may be attributable to negligence, bad faith or willful misconduct on the part of the Collateral Agent.

               Section 3.8. REPRESENTATIONS AND WARRANTIES OF THE COLLATERAL AGENT. The Collateral Agent represents and warrants to the Seller and to each Secured Party as follows:

          (a) DUE ORGANIZATION. The Collateral Agent is a national banking association, duly organized, validly existing and in good standing under the laws of the United States and is duly authorized and licensed under applicable law to conduct its business as presently conducted.

          (b) CORPORATE POWER. The Collateral Agent has all requisite right, power and authority to execute and deliver this Security Agreement and to perform all of its duties as Collateral Agent hereunder.

          (c) DUE AUTHORIZATION. The execution and delivery by the Collateral Agent of this Security Agreement and the other Transaction Documents to which it is a party, and the performance by the Collateral Agent of its duties hereunder and thereunder, have been duly authorized by all necessary corporate proceedings and no further approvals or filings, including any governmental approvals, are required for the valid execution and delivery by the Collateral Agent, or the performance by the Collateral Agent, of this Security Agreement and such other Transaction Documents.

          (d) VALID AND BINDING AGREEMENT. The Collateral Agent has duly executed and delivered this Security Agreement and each other Transaction Document to which it is a party, and each of this Security Agreement and each such other Transaction Document constitutes the legal, valid and binding obligation of the Collateral Agent, enforceable against the Collateral Agent in accordance with its terms, except as (i) such enforceability may be limited by bankruptcy, insolvency, reorganization and similar laws relating to or affecting the enforcement of creditors' rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

               Section 3.9. WAIVER OF SETOFFS. The Collateral Agent hereby expressly waives any and all rights of setoff that the Collateral Agent may otherwise at any time have under applicable law with respect to any Secured Account and agrees that amounts in the Secured Accounts shall at all times be held and applied solely in accordance with the provisions hereof and of the Transaction Documents.

               Section 3.10. CONTROL BY THE CONTROLLING PARTY. The Collateral Agent shall comply with notices and instructions given by the Issuer only if accompanied by the written consent of the Controlling Party, except that if any Amortization Event shall have occurred and be continuing, the Collateral Agent shall act upon and comply with notices and instructions given by the Controlling Party alone in the place and stead of the Issuer.


                                    ARTICLE IV

                              COVENANTS OF THE ISSUER

          Section 4.1. PRESERVATION OF COLLATERAL. Subject to the rights, powers and authorities granted to the Collateral Agent and the Controlling Party in this Security Agreement, the Issuer shall take such action as is necessary and proper with respect to the Collateral in order to preserve and maintain such Collateral and to cause (subject to the rights of the Secured Parties) the Collateral Agent to perform its obligations with respect to such Collateral as provided herein. The Issuer will do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, such instruments of transfer or take such other steps or actions as may be necessary, or required by the Controlling Party, to perfect the security interests granted hereunder in the Collateral, to ensure that such security interests rank prior to all other Liens and to preserve the priority of such security interests and the validity and enforceability thereof. Upon any delivery or substitution of Collateral, the Issuer shall be obligated to execute such documents and perform such actions as are necessary to create in the Collateral Agent for the benefit of the Secured Parties a valid first Lien on, and valid and perfected first priority security interest in, the Collateral so delivered and to deliver such Collateral to the Collateral
Agent, free and clear of any other Lien, together with satisfactory assurances thereof, and to pay any reasonable costs incurred by any of the Secured Parties or the Collateral Agent (including its agents) or otherwise in connection with such delivery.

          Section 4.2. NOTICES. In the event that the Issuer acquires knowledge of the occurrence and continuance of any Amortization Event or of any event of default or like event, howsoever described or called, under any of the Transaction Documents, the Issuer shall immediately give notice thereof to the Collateral Agent and each Secured Party.

          Section 4.3. WAIVER OF STAY OR EXTENSION LAWS; MARSHALLING OF ASSETS. The Issuer covenants, to the fullest extent permitted by applicable law, that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any appraisement, valuation, stay, extension or redemption law wherever enacted, now or at any time hereafter in force, in order to prevent or hinder the enforcement of this Security Agreement or any absolute sale of the Collateral or any part thereof, or the possession thereof by any purchaser at any sale under Article VI of this Security Agreement; and the Issuer, to the fullest extent permitted by applicable law, for itself and all who may claim under it, hereby waives the benefit of all such laws, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Collateral Agent, but will suffer and permit the execution of every such power as though no such law had been enacted. The Issuer, for itself and all who may claim under it, waives, to the fullest extent permitted by applicable law, all right to have the Collateral marshalled upon any foreclosure or other disposition thereof.

          Section 4.4. NONINTERFERENCE, ETC. The Issuer shall not (i) waive or alter any of its rights under the Collateral (or any agreement or instrument relating thereto) without the prior written consent of the Controlling Party; or
(ii) fail to pay any tax, assessment, charge or fee levied or assessed against the Collateral, or to defend any action, if such failure to pay or defend may adversely affect the priority or enforceability of the Seller's right, title or interest in and to the Collateral or the Collateral Agent's lien on, and security interest in, the Collateral for the benefit of the Secured Parties; or
(iii) take any action, or fail to take any action, if such action or failure to take action will interfere with the enforcement of any rights under the Transaction Documents.

          Section 4.5.   ISSUER CHANGES.

          (a) CHANGE IN NAME, STRUCTURE, ETC. The Issuer shall not change its name, identity or trust structure unless it shall have given each Secured Party and the Collateral Agent at least 30 days' prior written notice thereof, shall have effected any necessary or appropriate assignments or amendments thereto and filings of financing statements or amendments thereto, and shall have delivered to the Collateral Agent and each Secured Party an Opinion of Counsel either (a) stating that, in the opinion of such counsel, such action has been taken with respect to the execution and filing of any amendments to previously recorded financing statements and continuation statements and other actions as are necessary to perfect, maintain and protect the lien and security interest of the Collateral Agent (and the priority thereof), on behalf of the Secured
Parties, with respect to such Collateral against all creditors and purchasers from the Issuer and reciting the details of such action, or (b) stating that, in the opinion of such counsel, no such action is necessary to maintain such perfected lien and security interest.

           (b) RELOCATION OF THE ISSUER. The Issuer shall not change its principal executive office unless it gives each Secured Party and the Collateral Agent at least 30 days' prior written notice of any relocation of its principal executive office. If the Issuer relocates its principal executive office or principal place of business from 7825 Washington Avenue South, Minneapolis, Minnesota 55439-2435, or 1100 North Market Street, Rodney Square North, Wilmington, Delaware, 19890-0001, the Issuer shall give prior notice thereof to the Controlling Party and the Collateral Agent and shall effect whatever appropriate recordations and filings are necessary and shall provide an Opinion of Counsel to the Controlling Party and the Collateral Agent, to the effect that, upon the recording of any necessary assignments or amendments to previously-recorded assignments and filing of any necessary amendments to the previously filed financing or continuation statements or upon the filing of one or more specified new financing statements, and the taking of such other actions as may be specified in such opinion, the security interests in the Collateral shall remain, after such relocation, valid and perfected.

                                    ARTICLE V

                    CONTROLLING PARTY; INTERCREDITOR PROVISIONS

          Section 5.1. APPOINTMENT OF CONTROLLING PARTY. From and after the Closing Date until the Insurer Termination Date, the Security Insurer shall be the Controlling Party and shall be entitled to exercise all the rights given the Controlling Party hereunder. From and after the Insurer Termination Date until the Trustee Termination Date, the Indenture Trustee hereby agrees that the Administrative Agent (acting at the direction of the Agents) shall be the Controlling Party. Notwithstanding the foregoing, in the event that an Insurer Default shall have occurred and be continuing, the Administrative Agent (acting at the direction of the Agents) shall be the Controlling Party until the Trustee Termination Date. If prior to an Insurer Termination Date the Administrative Agent shall have become the Controlling Party as a result of the occurrence of an Insurer Default and either such Insurer Default is cured or for any other reason ceases to exist or the Trustee Termination Date occurs, then upon such cure or other cessation or on such Trustee Termination Date, as the case may be, the Security Insurer shall, upon notice thereof being duly given to the Collateral Agent, again be the Controlling Party.

          Section 5.2.   CONTROLLING PARTY'S AUTHORITY.

          (a) Each of the Issuer, AFL, the Seller and the Secured Parties hereby irrevocably appoints the Controlling Party, and any successor to the Controlling Party appointed pursuant to Section 5.1, its true and lawful attorney, with full power of substitution, in the name of the Issuer, AFL, the Seller, the Secured Parties or otherwise, but at the expense of the Seller, to the extent permitted by law to exercise in its sole and absolute discretion, at any time and from time to time while any Amortization Event has occurred and is continuing, any or all of the following powers with respect to all or any of the Collateral:
(i) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due upon or by virtue thereof, (ii) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto, (iii) to sell, securitize, transfer, assign or otherwise deal with the same or the proceeds thereof as fully and effectively as if the Collateral Agent were the absolute owner thereof, and (iv) to extend the time of payment of any or all thereof and to make any allowance or other adjustments with respect thereto; PROVIDED, that the foregoing powers and rights shall be exercised in accordance with the provisions of Article VI.

           (b) Each Secured Party hereby irrevocably and unconditionally constitutes and appoints the Controlling Party, and any successor to the Controlling Party appointed pursuant to Section 5.1 from time to time, as the true and lawful attorney-in-fact of such Secured Party for so long as such Secured Party is a Non-Controlling Party, with full power of substitution, to execute, acknowledge and deliver any notice, document, certificate, paper, pleading or instrument and to do in the name of the Controlling Party as well as in the name, place and stead of such Secured Party such acts, things and deeds for and on behalf of and in the name of such Secured Party under this Security Agreement that such Secured Party could or might do or which may be necessary, desirable or convenient in the Controlling Party's sole discretion to effect the purposes contemplated hereunder and, without limitation, exercise full right, power and authority to take, or defer from taking, any and all acts with respect to the administration of the Collateral, and the enforcement of the rights of the Secured Parties hereunder, on behalf of and for the benefit of the Controlling Party and such Non-Controlling Party, as their interests may appear.

          Section 5.3. RIGHTS OF SECURED PARTIES. The Non-Controlling Parties at any time expressly agree that they shall not assert any right that they may otherwise have, as a Secured Party with respect to the Collateral, to direct the maintenance, sale or other disposition of the Collateral or any portion thereof, notwithstanding the occurrence and continuation of any Amortization Event or any non-performance by AFL, the Seller or the Issuer of any obligation owed to such Secured Party hereunder or under any other Transaction Document, and each party hereto agrees that the Controlling Party shall be the only Person entitled to assert and exercise such rights.

          Section 5.4.   DEGREE OF CARE.

          (a) CONTROLLING PARTY. Notwithstanding any term or provision of this Security Agreement, the Controlling Party shall incur no liability to AFL, the Seller or the Issuer for any action taken or omitted by the Controlling Party in connection with the Collateral, except for any gross negligence, bad faith or willful misconduct on the part of the Controlling Party and, further, shall incur no liability to the Non-Controlling Parties except for a breach of the terms of this Security Agreement or for gross negligence, bad faith or willful misconduct in carrying out its duties to the Non-Controlling Parties. The Controlling Party shall be protected and shall incur no liability to any such party in relying upon the accuracy, acting in reliance upon the contents and assuming the genuineness of any notice, demand, certificate, signature, instrument or other document believed by the Controlling Party to be genuine and to have been duly executed by the appropriate signatory, and (absent manifest error or actual knowledge to the contrary) the

Controlling Party shall not be required to make any independent investigation with respect thereto. The Controlling Party shall, at all times, be free independently to establish to its reasonable satisfaction the existence or nonexistence, as the case may be, of any fact the existence or nonexistence of which shall be a condition to the exercise or enforcement of any right or remedy under this Security Agreement or any of the Transaction Documents.

          (b) THE NON-CONTROLLING PARTIES. The Non-Controlling Parties shall not be liable to the Seller, AFL or the Issuer for any action or failure to act by the Controlling Party or the Collateral Agent in exercising, or failing to exercise, any rights or remedies hereunder.


                                    ARTICLE VI

                               REMEDIES UPON DEFAULT

          Section 6.1.   REMEDIES UPON A DEFAULT.

          (a) If an Amortization Event has occurred and is continuing, the Collateral Agent shall, at the direction of the Controlling Party, take whatever action at law or in equity as may appear necessary or desirable in the judgment of the Controlling Party to collect and satisfy all Secured Obligations (including, but not limited to, foreclosure upon the Collateral and sale or securitization of the Collateral and all other rights available to secured parties under applicable law) or to enforce performance and observance of any obligation, agreement or covenant under any of the Transaction Documents. In addition to all other rights and remedies granted to the Collateral Agent for the benefit of the Secured Parties by this Security Agreement, the other Transaction Documents, the UCC and other applicable law, rules, or regulations, the Collateral Agent may with the consent of the Controlling Party, and shall upon the request of the Controlling Party, upon the occurrence and during the continuance of any such Amortization Event, exercise any one or more of the following rights and remedies: foreclose upon or otherwise enforce the security interests in any or all Collateral in any manner permitted by applicable law, rules, or regulations or in this Security Agreement; notify any or all Obligors to make payments with respect to Receivables directly to the Collateral Agent; sell or otherwise dispose of any or all Collateral at one or more public or private sales, for cash or credit or future delivery, on such terms and in such manner as the Controlling Party may determine; require AFL, the Seller or the Issuer to assemble the Collateral and make it available to the Collateral Agent at a place to be designated by the Collateral Agent; enter onto any property where any Collateral is located and take possession thereof with or without judicial process; and enforce any rights of the Issuer under any Receivable or other agreement to the extent the Controlling Party deems appropriate. In furtherance of the Collateral Agent's rihts hereunder, each of AFL, the Seller and the Issuer hereby grants to the Collateral Agent an irrevocable, non-exclusive license (exercisable without royalty or other payment by the Collateral Agent) to use, license or sublicense any patent, trademark, tradename, copyright or other intellectual property in which the Issuer now or hereafter has any right, title or interest, together with the right of access to all media in which any of the foregoing may be recorded or stored. Each of AFL, the Seller and the Issuer hereby agrees that ten (10) days notice of any intended sale or disposition of any Collateral is reasonable. Notwithstanding the foregoing, the Collateral Agent shall not be entitled to take any action and the Controlling Party shall not be entitled to give any direction with respect to the Collateral, except to the extent provided herein and in the Sale and Servicing Agreement or other Transaction Documents.

          (b) In the event of any sale, collection, conversion or other disposition into cash of the Collateral, or any part thereof, after deducting any actual costs and expenses incurred in connection with any such disposition, the Collateral Agent shall deposit the proceeds thereof into the Collection Account for distribution on the next succeeding Distribution Date in accordance with the priorities set forth in Section 4.6 of the Sale and Servicing Agreement.

          (c) The Controlling Party and the Collateral Agent shall be entitled to obtain from AFL, the Seller and the Issuer all records and documentation in the possession of AFL, the Seller or the Issuer, as the case may be, pertaining to any Collateral. Upon consummation of any sale pursuant to this Section 6.1, the Controlling Party, or the Collateral Agent acting on behalf of and at the direction of the Controlling Party, shall have the right to assign, transfer, endorse and deliver to the purchaser or purchasers thereof (which may include the Security Insurer), free and clear of any Lien, the Collateral, or any portion thereof or any interest therein, so sold. Each purchaser at any such sale shall hold the property purchased by it absolutely free and clear from any claim or right on the part of the Secured Parties, AFL, the Seller or the Issuer and AFL, the Seller and the Issuer hereby irrevocably waive all rights of redemption, stay, marshalling of assets or appraisal that either of them now has or may at any time in the future have under applicable law or statute now existing or hereafter enacted.

          (d) In addition to the remedies granted in this Agreement and the other Transaction Documents, if an Amortization Event has occurred and is continuing, the Collateral Agent shall, at the direction of the Controlling Party, take whatever action at law or in equity as may appear necessary or desirable in the judgment of the Controlling Party to collect the amounts then due and thereafter to become due under this Agreement and any of the other Transaction Documents (including but not limited to, all rights available to secured parties under applicable law) or to enforce performance and observance of any obligation, agreement or covenant under any of the Transaction Documents, including the exercise of the following powers with respect to the Collateral:
(i) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due upon or by virtue thereof, (ii) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto, (iii) to sell, securitize, transfer, assign or otherwise deal with the same or the proceeds thereof as fully and effectively as if the Collateral Agent were the absolute owner thereof, and (iv) to extend the time of payment of any or all thereof and to make any allowance or other adjustment with respect thereto. All proceeds of any portion of the Collateral liquidated pursuant to this Section 6.1 shall be applied as set forth in Subsection (b) above.

          (e) The Collateral Agent and the Controlling Party, as the case may be, may exercise the powers and rights granted by this Section 6.1, without notice or demand to the Indenture Trustee, AFL, the Seller or the Issuer except as provided in (a) above.

          Section 6.2. RESTORATION OF RIGHTS AND REMEDIES. If the Collateral Agent has instituted any proceeding to enforce any right or remedy under this Agreement, and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to such Collateral Agent, then and in every such case the Seller, the Collateral Agent and each of the Secured Parties shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Secured Parties shall continue as though no such proceeding had been instituted.

          Section 6.3. NO REMEDY EXCLUSIVE. No right or remedy herein conferred upon or reserved to the Collateral Agent, the Controlling Party or any of the Secured Parties is intended to be exclusive of any other right or remedy, and every right or remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law, in equity or otherwise and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised by the Controlling Party, and the exercise of or the beginning of the exercise of any right or power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy.



                                   ARTICLE VII

                                   MISCELLANEOUS

          Section 7.1. FURTHER ASSURANCES. Each party hereto shall take such action and deliver such instruments to any other party hereto, in addition to the actions and instruments specifically provided for herein, as may be reasonably requested or required to effectuate the purpose or provisions of this Security Agreement or to confirm or perfect any transaction described or contemplated herein.

          Section 7.2. WAIVER. Any waiver by any party of any provision of this Security Agreement or any right, remedy or option hereunder shall only prevent and estop such party from thereafter enforcing such provision, right, remedy or option if such waiver is given in writing and only as to the specific instance and for the specific purpose for which such waiver was given. The failure or refusal of any party hereto to insist in any one or more instances, or in a course of dealing, upon the strict performance of any of the terms or provisions of this Security Agreement by any party hereto or the partial exercise of any right, remedy or option hereunder shall not be construed as a waiver or relinquishment of any such term or provision, but the same shall continue in full force and effect.

          Section 7.3. AMENDMENTS; WAIVERS. No amendment, modification, waiver or supplement to this Security Agreement or any provision of this Security Agreement shall in any event be effective unless the same shall have been made or consented to in writing by each of the parties hereto; PROVIDED, HOWEVER, that, for so long as the Security Insurer shall be the Controlling Party, amendments, modifications, waivers or supplements hereto or any requirement hereunder to deposit or retain any amounts in the Secured Accounts shall be effective if made or consented to in writing by the Security Insurer, the Seller, AFL, the Issuer, the Agent, the Indenture Trustee and the Collateral Agent (the consent of which shall not be withheld or delayed with respect to any amendment that has been consented to by the Security

Insurer and that does not adversely affect the Collateral Agent) but shall in no circumstances require the consent of the Noteholders.

          Section 7.4. SEVERABILITY. In the event that any provision of this Security Agreement or the application thereof to any party hereto or to any circumstance or in any jurisdiction governing this Security Agreement shall, to any extent, be invalid or unenforceable under any applicable statute, regulation or rule of law, then such provision shall be deemed inoperative to the extent that it is invalid or unenforceable and the remainder of this Security Agreement, and the application of any such invalid or unenforceable provision to the parties, jurisdictions or circumstances other than to whom or to which it is held invalid or unenforceable, shall not be affected thereby nor shall the same affect the validity or enforceability of any other provision of this Security Agreement. The parties hereto further agree that the holding by any court of competent jurisdiction that any remedy pursued by the Collateral Agent or any of the Secured Parties hereunder is unavailable or unenforceable shall not affect in any way the ability of the Collateral Agent or any of the Secured Parties to pursue any other remedy available to it or them (subject, however, to the provisions of this Security Agreement limiting such remedies).

          Section 7.5. NONPETITION COVENANT. Notwithstanding any prior termination of this Security Agreement, each of the parties hereto agrees that it shall not, prior to one year and one day after the Final Termination Date, acquiesce, petition or otherwise invoke or cause the Seller or the Issuer to invoke the process of the United States of America, any State or other political subdivision thereof or any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government for the purpose of commencing or sustaining a case by or against the Seller or the Issuer under a Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Seller or the Issuer or all or any part of its property or assets or ordering the winding up or liquidation of the affairs of the Seller or the Issuer. The parties agree that damages will be an inadequate remedy for breach of this covenant and that this covenant may be specifically enforced.

          Section 7.6. NOTICES. All notices, demands, certificates, requests and communications hereunder ("notices") shall be in writing and shall be effective (a) upon receipt when sent through the U.S. mails, registered or certified mail, return receipt requested, postage prepaid, with such receipt to be effective the date of delivery indicated on the return receipt, or (b) one Business Day after delivery to an overnight courier, or (c) on the date personally delivered to an Authorized Officer of the party to which sent, or (d) on the date transmitted by legible telecopier transmission with a confirmation of receipt, in all cases addressed to the recipient as follows:

               (i)  If to AFL:

                    Arcadia Financial Ltd.
                    7825 Washington Avenue South, Suite 500
                    Minneapolis, Minnesota 55439-2435
                    Attention:  Treasurer

                    Telecopier No.:     (612) 942-6620

               (ii) If to the Seller:

                    Arcadia Receivables Finance Corp.
                    7825 Washington Avenue South
                    Suite 900
                    Minneapolis, Minnesota  55439-2435
                    Attention:  Treasurer

                    Telecopier No.:  (612) 942-6620

               (iii)     If to the Security Insurer:

                    Financial Security Assurance Inc.
                    350 Park Avenue - 13th Floor
                    New York, New York 10022
                    Attention:  Surveillance Department

                    Telecopier No.:     (212) 755-5165
                                        (212) 688-3101

               (in each case in which notice or other communication to the Security Insurer refers to an Amortization Event or a claim on the Policy or in which failure on the part of the Security Insurer to respond shall be deemed to constitute consent or acceptance, then with a copy to the attention of the Senior Vice President Surveillance)

               (iv) If to the Indenture Trustee:

                    Norwest Bank Minnesota, National Association
                    Sixth Street and Marquette Avenue
                    Minneapolis, Minnesota  55479-0070
                    Attention:  Corporate Trust Services -
                    Asset-Backed Administration

                    Telecopier No.:     (612) 667-3539

               (v)  If to the Collateral Agent:

                    Norwest Bank Minnesota, National Association
                    Sixth Street and Marquette Avenue
                    Minneapolis, Minnesota  55479-0070
                    Attention:  Corporate Trust Services -
                    Asset-Backed Administration

                    Telecopier No.:     (612) 667-3539

               (vi) If to Moody's:

                    Moody's Investor's Service, Inc.
                    99 Church Street
                    New York, New York 10007

                    Telecopier No.:     (212) 553-0344

               (vii)     If to Standard & Poor's:

                    Standard & Poor's Ratings Group
                    26 Broadway
                    New York, New York 10004

                    Telecopier No.:     (212) 208-1582

               (viii)    If to the Issuer:

                    Arcadia Automobile Receivables Warehouse Trust c/o Wilmington Trust Company,
                        as Owner Trustee
                    1100 North Market Street
                    Rodney Square North
                    Wilmington, Delaware 19890-0001
                    Attn:  Corporate Trust Administration,

                    with copies to:

                    Arcadia Financial Ltd.
                    7825 Washington Avenue South, Suite 500
                    Minneapolis, Minnesota  55439-2435

                    Telecopier No.:     (612) 942-6620

               (ix) If to the Administrative Agent:

                    Bank of America National Trust and Savings Association Asset Securitization Group
                    231 South LaSalle Street
                    Chicago, Illinois  60697
                    Attention:  Albert Yoshimura

                    Telecopier No.:     (312) 923-0273

A copy of each notice given hereunder to any party hereto shall also be given to (without duplication) the Security Insurer, the Seller, the Issuer, the Administrative Agent, the Indenture

Trustee and the Collateral Agent. Each party hereto may, by notice given in accordance herewith to each of the other parties hereto, designate any further or different address to which subsequent notices shall be sent.

          Section 7.7. TERM OF THIS SECURITY AGREEMENT. This Security Agreement shall continue in effect until the Final Termination Date. On such Final Termination Date, this Security Agreement shall terminate, all obligations of the parties hereunder shall cease and terminate and the Collateral, if any, held hereunder and not to be used or applied in discharge of any obligations of the Issuer, the Seller or AFL in respect of the Secured Obligations or otherwise under this Agreement or any of the Transaction Documents, shall be released to and in favor of the Issuer; PROVIDED, that the provisions of Sections 3.6, 3.7 and 7.5 shall survive any termination of this Security Agreement and the release of any Collateral upon such termination.

          Section 7.8.   ASSIGNMENTS; THIRD-PARTY RIGHTS; REINSURANCE.

          (a) This Security Agreement shall be a continuing obligation of the parties hereto and shall (i) be binding upon the parties and their respective successors and assigns, and (ii) inure to the benefit of and be enforceable by each Secured Party and the Collateral Agent, and by their respective successors, transferees and assigns. None of the Issuer, the Seller nor AFL may assign this Security Agreement, or delegate any of its duties hereunder, without the prior written consent of the Controlling Party.

          (b) The Security Insurer shall have the right (unless an Insurer Default shall have occurred and be continuing) to give participations in its rights under this Security Agreement and to enter into contracts of reinsurance with respect to the Note Policy and each such participant or reinsurer shall be entitled to the benefit of any representation, warranty, covenant and obligation of each party (other than the Security Insurer) hereunder as if such participant or reinsurer was a party hereto and, subject only to such agreement regarding such reinsurance or participation, shall have the right to enforce the obligations of each such other party directly hereunder; PROVIDED, HOWEVER, that no such reinsurance or participation agreement or arrangement shall relieve the Security Insurer of its obligations hereunder, under the Transaction Documents to which it is a party or under the Note Policy. In addition, nothing contained herein shall restrict the Security Insurer from assigning to any Person pursuant to any liquidity facility or credit facility any rights of the Security Insurer under this Security Agreement or with respect to any real or personal property or other interests pledged to the Security Insurer, or in which the Security Insurer has a security interest, in connection with the transactions contemplated hereby. The terms of any such assignment or participation shall contain an express acknowledgment by such Person of the condition of this Section and the limitations of the rights of the Security Insurer hereunder.

          Section 7.9. CONSENT OF CONTROLLING PARTY. In the event that the Controlling Party's consent is required under the terms hereof or under the terms of any Transaction Document, it is understood and agreed that, except as otherwise provided expressly herein, the determination whether to grant or withhold such consent shall be made solely by the Controlling Party in its sole and absolute discretion.

          Section 7.10. TRIAL BY JURY WAIVED. EACH OF THE PARTIES HERETO WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING DIRECTLY OR INDIRECTLY OUT OF, UNDER OR IN CONNECTION WITH THIS SECURITY AGREEMENT, ANY OF THE OTHER TRANSACTION DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREUNDER OR THEREUNDER. EACH OF THE PARTIES HERETO (a) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAVIER AND (b) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS SECURITY AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS TO WHICH IT IS A PARTY, BY AMONG OTHER THINGS, THIS WAIVER.

          Section 7.11. GOVERNING LAW. THIS SECURITY AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED, IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          Section 7.12. CONSENTS TO JURISDICTION. Each of the parties hereto irrevocably submits to the jurisdiction of the United States District Court for the Southern District of New York, any court in the sate of New York located in the city and county of New York, and any appellate court from any thereof, in any action, suit or proceeding brought against it and related to or in connection with this Security Agreement, the other Transaction Documents or the transactions contemplated hereunder or thereunder or for recognition or enforcement of any judgment and each of the parties hereto irrevocably and unconditionally agrees that all claims in respect of any such suit or action or proceeding may be heard or determined in such New York State court or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action, suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. To the extent permitted by applicable law, each of the parties hereby waives and agrees not to assert by way of motion, as a defense or otherwise in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such courts, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Security Agreement or any of the other Transaction Documents or the subject matter hereof or thereof may not be litigated in or by such courts. Each of AFL, the Seller and the Issuer hereby irrevocably appoints and designates CT Corporation System, 1633 Broadway, New York, New York 10019 as its true and lawful attorney and duly authorized agent for acceptance of service of legal process. Each of AFL, the Seller and the Issuer agrees that service of such process upon such Person shall constitute personal service of such process upon it. Nothing contained in this Security Agreement shall limit or affect the rights of any party herto to serve process in any other manner permitted by law or to start legal proceedings relating to any of the Transaction Documents against AFL, the Seller, the Issuer or their respective property in the courts of any jurisdiction.

          Section 7.13.  LIMITATION OF LIABILITY.

               (a) It is expressly understood and agreed by the parties hereto that Norwest Bank Minnesota, National Association is executing this Security Agreement not in its individual capacity but solely in its capacity as indenture trustee pursuant to the Indenture and as Collateral Agent hereunder.

               (b) It is expressly understood and agreed to by the parties hereto that Wilmington Trust Company is executing this Security Agreement not in its individual capacity but solely in its capacity as Owner Trustee pursuant to the Trust Agreement.

          Section 7.14. DETERMINATION OF ADVERSE EFFECT. Any determination of an adverse effect on the interest of the Secured Parties or the Noteholders shall be made without consideration of the availability of funds under the Note Policy.

          Section 7.15. COUNTERPARTS. This Security Agreement may be executed in two or more counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument.

          Section 7.16. HEADINGS. The headings of sections and paragraphs and the Table of Contents contained in this Security Agreement are provided for convenience only. They form no part of this Security Agreement and shall not affect its construction or interpretation.

          Section 7.17. LIMITED RECOURSE. Notwithstanding anything to the contrary contained herein, the obligations of the Issuer hereunder shall not be recourse to the Issuer (or any person or organization acting on behalf of the Issuer, the Owner Trustee or any affiliate, employee, incorporator, stockholder, officer or director of the Owner Trustee), other than to the Receivables and the other Collateral and the proceeds thereof as provided in this Security Agreement, the Sale and Servicing Agreement. Each of the parties hereto hereby agree that to the extent such funds are insufficient or assets are unavailable to pay any amounts owing to it from the other party pursuant to this Security Agreement, it shall not constitute a claim against the other party.

          Section 7.18. RESPECTIVE RIGHTS OF THE ISSUER AND THE SECURED PARTIES IN THE COLLATERAL. The Issuer hereby acknowledges and agrees that its interest in the Collateral under the Sale and Servicing Agreement is subject and subordinate in all respects to its pledge of the Collateral to the Secured Parties under this Security Agreement and that the Collateral Agent holds the Collateral first for the Secured Parties hereunder and second on behalf of the Issuer in respect of its interest in the Collateral under the Sale and Servicing Agreement.

          IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Security Agreement as of the date set forth on the first page hereof.

                                     ARCADIA FINANCIAL LTD.


                                     By:
                                         ------------------------------------
                                         Name:
                                         Title:

                                     ARCADIA RECEIVABLES FINANCE CORP.


                                     By:
                                         ------------------------------------
                                         Name:
                                         Title:


                                     ARCADIA RECEIVABLES CONDUIT CORP.


                                     By:
                                         ------------------------------------
                                         Name:
                                         Title:


                                     ARCADIA AUTOMOBILE RECEIVABLES
                                       WAREHOUSE TRUST

                                    By: WILMINGTON TRUST COMPANY,
                                        not in its individual capacity but
                                        solely as Owner Trustee,


                                     By:
                                         ------------------------------------
                                         Name:
                                         Title:


                                     FINANCIAL SECURITY ASSURANCE INC.


                                     By:
                                         ------------------------------------
                                         Name:
                                         Title:



            [Signature Page to Amended and Restated Security Agreement]

                                     NORWEST BANK MINNESOTA,
                                     NATIONAL ASSOCIATION,
                                     as Indenture Trustee


                                     By:
                                         ------------------------------------
                                         Name:
                                         Title:


                                     NORWEST BANK MINNESOTA,
                                       NATIONAL ASSOCIATION,
                                     as Collateral Agent


                                     By:
                                         ------------------------------------
                                         Name:
                                         Title:


                                     BANK OF AMERICA NATIONAL TRUST
                                       AND SAVINGS ASSOCIATION


                                     By:
                                         ------------------------------------
                                         Name:
                                         Title:


            [Signature Page to Amended and Restated Security Agreement]